PENNSYLVANIA AVENUE
EVENT-DRIVEN FUND

Investor Class Shares (Symbol: PAEDX)

Adviser Class Shares

Supplement to Prospectus and
Statement of Additional Information
Dated February 29, 2008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Pennsylvania Avenue Funds have adopted a short-term redemption fee effective March 30, 2008. The change may affect redemptions of your investment in the Pennsylvania Avenue Funds (the “Fund”).

A redemption fee of 2% is imposed on all shares that shareholders redeem within 180 days of purchase. The board believes that a redemption fee is a deterrent against frequent trading in Fund shares, also known as “market timing”. Long-term investors in the Fund who hold their shares for over 180 days will not be affected. No redemption fee is imposed on shares acquired through the reinvestment of dividends.

The Fund is not designed to facilitate frequent trading in Fund shares and although the Board believes that it is unlikely that the Fund could become victim of market timing, a redemption fee could deter such activities. In addition, the board believes that a redemption fee will also facilitate the identification of any any “market timing” should it occur. The board of the Fund took the decision to impose a redemption fee in light of the recent increase in redemption activity, the brokerage cost related to the sale of securities to meet redemption requests, bid-offer spreads of portfolio securities liquidated, the market impact of sell orders, and tax effects on shareholders who do not redeem.

In connection with the introduction of the redemption fee, the Prospectus of the Fund, dated May 1st, 2007, is amended as follows:

Page 19, Section Fees And Expenses: The fee table is amended as follows, and a new footnote (6) is added:

	Investor Class	Adviser Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	None	5%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(1)	None	None
Maximum Sale Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)(6)	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees(2)	0.16%	0.50%
Other Expenses(3)	1.66%	1.50%
Acquired Fund Fees and Expenses(4)	0.08%	0.08%
Total Annual Fund Operating Expenses	2.90%	3.08%
Fee Reduction and/or Expense Reimbursement(5)	(1.32)%	(1.25)%
Net Annual Fund Operating Expenses	1.58%	1.83%

(6) For shares held less than 180 days, the Fund will deduct a 2% redemption fee from your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 180 days or more are not subject to the 2% fee.

Page 25: The following section is added at the end of the page:

Redemption Fee

For shares held less than 180 days, the Fund will deduct a 2% redemption fee from your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 180 days or more or acquired through reinvestment of dividends are not subject to the 2% fee.

Redemption fees are retained by the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to collect redemption fees on transactions effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans. The Fund relies upon financial intermediaries to collect redemption fees. There may be limitations on the ability of financial intermediaries to impose redemption fees on their clients. As a result, the Fund’s ability to collect redemption fees in omnibus accounts may be limited. Certain financial intermediaries may apply different methodologies than those described in this Prospectus in assessing redemption fees and may impose their own redemption fee that may differ from the Fund’s redemption fee. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Page 29: The paragraph starting with “The Board of Trustees ... ” is deleted. The following paragraph is inserted:

The Board of Trustees has adopted a short term redemption fee to deter market timing. If you redeem your shares within 180 days, a 2% short-term redemption fee will be deducted from you proceeds. The redemption fee does not apply to shares that were acquired through reinvestment of dividends. This fee will be retained by the Fund and compensate remaining shareholders for cost associated with short-term trading activity. The Board is aware of the potentially disruptive nature of market timing and may adopt additional policies against market timing in the future. The Fund seeks to prevent market timing and discourages frequent purchases and sales of Fund shares. The Fund recognizes that some investors may have legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may result in frequent trading of Fund shares without harming shareholders. The Fund may use the frequency of assessment of a short-term redemption fee against an investor, as well as other factors, to identify market timing. An evaluation of the legitimacy of any frequent trading is performed on a case-by-case basis.

The Statement of Additional Information of the Fund, dated May 1st, 2007, is amended as follows:

Page 36: The following section is added before the section titled “Taxation”:

Redemption Fee

For shares held less than 180 days, the Fund will deduct a 2% redemption fee from your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 180 days or more or acquired through reinvestment of dividends are not subject to the 2% fee.

Redemption fees are retained by the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to collect redemption fees on transactions effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans. The Fund relies upon financial intermediaries to collect redemption fees. There may be limitations on the ability of financial intermediaries to impose redemption fees on their clients. As a result, the Fund’s ability to collect redemption fees in omnibus accounts may be limited. Certain financial intermediaries may apply different methodologies than those described in this Prospectus in assessing redemption fees and may impose their own redemption fee that may differ from the Fund’s redemption fee. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.